UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                                     of the
                         SECURITIES EXCHANGE ACT OF 1934

           Date of Report (Date of earliest reported): April 1, 2002
                                                       ______________


                             Galaxy Investments, Inc.
              ____________________________________________________
             (Exact name of registrant as specified in its charter)


      Colorado                            0-32237               98-0347827
____________________________           ____________         ________________
(State or other jurisdiction           (Commission          (IRS Employer
   of incorporation)                   File Number)         Identification No.)


Suite 604-750 West Pender Street, Vancouver, B.C., Canada       V6C 2T7
_________________________________________________________      ____________
(Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code  (604) 689-0188
                                                    _______________


                                     None
         _____________________________________________________________
         (Former name or former address, if changed since last report)

Item 2.  Acquisition or Disposition of Assets

On March 07, 2002, Galaxy Investments, Inc. ("Galaxy") announced that it has executed a Letter of Intent Agreement and plans to acquire a Nevada based start-up bio-tech company called Elasticated Adhesive Technologies, Inc. ("E.A.T."), which is focused on the development of proprietary Trans Dermal Drug Delivery Systems.

Galaxy and E.A.T. plan to execute a Definitive Share Exchange Agreement within the next 30 days, whereby Galaxy is to acquire 100% of the Issued and Outstanding Capital stock of E.A.T., in exchange for the issuance of 10,000,000 restricted Common shares of Galaxy and up to 10,000 Preferred Common shares of Galaxy. Galaxy will also undertake a private placement of equity totaling 2.55 Million USD in conjunction with the acquisition. The closing of the Definitive Share Exchange Agreement is contingent upon the completion of the private placement.

In addition, Galaxy announced its intention to form a new Scientific Advisory Board in order to help Galaxy's Board give structure and direction to the E.A.T. business venture.

Item 7.  Financial Statements and Exhibits

Exhibit           Description

"A"		Letter of Intent

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   Galaxy Investments, Inc.
                                                   ________________________
                                                   (Registrant)

                                                   /s/Gregory Burnett
                                                   _______________________
                                                   (Signature)*

Date:  April 1, 2002

*Print name and title of the signing officer under his signature.

Exhibit "A"
                               LETTER OF INTENT
                               ________________

	This LETTER OF INTENT is entered into as of the 21st day of February, 2002, (the "Effective Date") by and between:

          Patrick Brauckmann et al., ("PB") an individual or group, doing active business from offices located at Suite 303-543 Granville Street, Vancouver, B.C., Canada V6C 1X8, and acting on behalf of Galaxy Investments, Inc., ("GAXI") with offices located at 604-750 West Pender St., Vancouver, BC V6C 2T7 as a duly authorized representative.

and

          Elasticated Adhesive Technologies, Inc. ("EAT") a Nevada corporation, with US corporate head offices located at Suite #102-702 College, Incline Village Nevada, USA 89450 and Canadian Marketing Offices located at Suite 400-601 West Broadway, Vancouver, B.C., Canada V5Z 4C2.


WHEREAS, the Parties have agreed that;

			This LETTER OF INTENT (the "LOI") sets forth an outline of the material terms and conditions of the contemplated acquisition via Elasticated Adhesive Technologies, Inc. ("EAT"), by way of a reverse merger, with a company named Galaxy Investments, Inc. ("GAXI") that is reporting issuer and is actively trading on the US OTC:BB publicly traded exchange. Patrick Brauchmann et al ("PB"), will act as a facilitator with respect to the contemplated reverse merger with GAXI with the understanding that EAT has the sole right to make a final determination as to the appropriateness of this contemplated transaction. EAT ands PB (acting as both an individual and as a duly authorized representative of GAXI) hereto collectively referred to as the "Parties" agree to proceed promptly and in good faith to execute the terms and conditions of the LOI, and to execute, deliver and perform an Asset (or Stock) Acquisition Agreement between EAT and GAXI (the "Definitive Agreement"). This LOI shall expire on April 30, 2002 or until the Parties enter into the Definitive Agreement, whichever occurs first, with an outside anticipated closing date of the transaction no later than ten (10) days from the date the Definitive Agreement is executed by the Parties.

WHEREAS, it is further understood and agreed by the Parties that:

    i. PB will provide and secure for EAT, for the expressed purpose of the contemplated acquisition and reverse merger, access to a company herein referred to as GAXI, which is an SEC registered and duly reporting issuer and is actively trading on the OTC:BB US publicly traded exchange, is debt free and that has a minimum of $2.5 million USD

         (2,500,000 USD) in the GAXI treasury. PB and or GAXI will provide to EAT full disclosure of all relevant corporate documentation and information with respects to GAXI's business affairs and accordingly, EAT, at its sole discretion, will pre-approve the appropriateness of GAXI for the contemplated transaction.

    ii. The assets of EAT are to include; the rights to purchase 100% of the Common stock of Kree Technologies, Inc. and its subsidiaries ("Kree"), 100% of the assets of Kree, including without limitation, the improvements, furniture, fixtures, equipment and machinery, inventory, real and personal property leases, trademarks, trade names, intellectual property, contracts, licensing agreements, manufacturing, marketing and distribution agreements, agency agreements, and licenses located at, associated with, and/or used in connection with the business conducted at its facilities in St. Hubert, Quebec, Canada, and in Plattsburgh, New York (the "Purchase"); the EAT business plan and all the rights associated with the Trans Dermal Patch opportunity, and EAT's development and distribution rights to the extended line of surgical tape products.

    iii. Equity structure, capitalization, Board of Directors and voting control, stock issuances and SEC regulatory filings related to GAXI will be mutually agreed to by the Parties.

    iv. GAXI and EAT will severally provide to an Escrow Agent the amounts required, in a timely fashion, to execute the hypothecated share exchange as will be described in the Definitive Agreement.

    v. EAT is able to transfer its assets, by way of a reverse merger, into GAXI, in order to complete the terms and conditions of the Definitive Agreement.

    vi.  Greg Moffat will be appointed as Chairman & CEO of GAXI.

    vii. The $2.5 million USD ($2,500,000 USD) in the treasury of GAXI will be used in the business of EAT as described herein.

    viii. At the time of the contemplated reverse merger and execution of the Definitive Agreement, one hundred percent (100%) of the issued and outstanding capital stock in GAXI will total 9.028 million (9,028,000) with the authorized capital of GAXI at One Hundred Million (100,000,000) shares of common stock and Twenty five Million (25,000,000) shares of preferred stock.

The contemplated transaction will be structured as follows:

    1. GAXI shall deliver to the designated Escrow Agent, at the earliest opportunity but no later than April 30th, 2002, the sum of $2.0 million USD ($2,000,000 USD) from the $2,5 million USD ($2,500,000 USD) in the treasury of GAXI (subject to EAT's approval) in order to execute the contemplated exchange and reverse merger. Kree will deliver to the Escrow Agent certificates evidencing and representing 100% of the shares of Kree, duly endorsed (or accompanied by duly executed stock powers), for transfer to GAXI. Two Million Dollars in US currency ($2,000,000) will then be paid to Kree or its affiliates (or to the shareholders of Kree) concurrent with the transfer of EAT assets, by way of reverse merger, including Kree stock to GAXI. The exchange shall become effective on that date and as of the time the Escrow Agent accepts delivery of the assets of EAT including the certificates evidencing and representing the shares of Kree and accepts delivery of the Two Million Dollars in US currency ($2,000,000) from GAXI.

                             TERMS AND CONDITIONS
                             ____________________

    1) Good Faith Representation. This LOI is intended to set forth the basic terms and conditions of the parties with respect to the matters discussed. However, the parties agree that they shall promptly hereafter take all steps necessary to have their respective legal counsel draft the final documentation necessary to effectuate their agreement. To the extent that any material issue is not resolved herein, the parties agree to promptly and in good faith resolve the same. The parties agree that their legal counsel should draft the necessary documentation in the manner customary for such transactions. Notwithstanding the lack of final documentation at this time, the parties agree to proceed at all possible speed to satisfy any condition precedent to the completion of the intended transaction.

    2) Confidentiality. The subject matter of this LOI is confidential and will not be disclosed by PB, GAXI or EAT, without the prior written consent of both, except to those officers, employees, and agents of the Parties that have a "need to know" and except as required by law. PB and GAXI agree to hold all information obtained from EAT, in strict confidence and to use the information so obtained for the sole purpose of evaluating the transaction. If the Definitive Agreement is not executed, or if executed, is thereafter terminated by either party for any reason, GAXI and its shareholders agree to return to EAT, or destroy promptly all such information and any copies thereof in written or tangible form.

    3) Definitive Agreement. The Definitive Agreement will be structured as an Asset Purchase Agreement (or Stock Purchase Agreement), and will include customary covenants, conditions, representations and warranties made as of the date of execution and as of the date of closing.

    4) Lock-Up & Exclusivity. As a condition of this LOI and in consideration of the effort and expense to be incurred by PB or GAXI, in connection with the proposed transaction, EAT agrees for the term of this LOI that EAT, will not directly or indirectly solicit, initiate or respond to any approach made with a view to any transaction by any person, group or company, without the knowledge and support of PB or GAXI. EAT acknowledges that PB and GAXI will incur fees and expenses in reliance upon these undertakings and shall be entitled to damages arising from any breach.

    5) Responsibility of the Parties. It is understood and agreed that EAT will reasonably support the efforts of PB and GAXI in respect to completing the transaction contemplated in the Definitive Agreement. PB and GAXI will provide commercially reasonable best efforts in respect to completing the transaction contemplated in the Definitive Agreement for the term of the agreement.

    6) Options and Warrants. All outstanding Option and or Warrant Agreements to acquire any form of capital stock in GAXI or any other type of convertible debt instrument issued or pledged by GAXI shall have been exercised or cancelled prior to the execution of the Definitive Agreement. Any GAXI preferred stock that has been issued or pledged, shall have been either cancelled or converted into common stock of GAXI prior to the execution of the Definitive Agreement.

    7) Expenses. Each of the parties hereto will bear and be responsible for their respective legal, accounting and other transaction fees and costs incurred in connection with this Letter Of Intent and the transactions contemplated herein.

    8) Binding Nature. Upon acceptance and execution of this LOI, this LOI shall be binding on the parties, and the terms and conditions hereof shall be the basis for the contemplated Definitive Agreement.

The Parties acknowledge and agree to the terms and condition of this binding LOI, and do hereby affix their signatures and the date of acceptance below. An executed copy of this LOI shall be returned in confidence to the attention of the undersigned at the offices of EAT and PB as noted above. Signed facsimile copies of this LOI will be accepted as an original document.

ELASTICATED ADHESIVE TECHNOLOGIES, INC., ("EAT")


/s/Andrew Willoughby
________________________
By:  Dr. Andrew Willoughby
EAT's Director and President

Approved and accepted on:

February 21st, 2002
___________________

PATRICK BRAUCKMANN et al. ("PB")

/s/Patrick Brauckmann
_____________________
By:  Patrick Brauckmann ("PB")

Approved and accepted on:

February 21st, 2002
____________________

GALAXY INVESTMENTS, INC., ("GAXI")

/s/Gregory Burnett
__________________
By:  Gregory C. Burnett
Director/President

Approved and accepted on:

February 	, 2002

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